UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016

Voltari Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-55419	90-0933943
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
767 Fifth Avenue, 47th Floor
New York, NY 10153
(Address of Principal Executive Offices, including Zip Code)
(212) 388-5500
(Registrant’s Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On December14, 2016, Voltari Corporation (the “Company”) received written notification from The Nasdaq Stock Market LLC (“NASDAQ”) indicating that NASDAQ has determined to delist the Company’s common stock from the NASDAQ Capital Market, effective with the open of business on December 23, 2016. NASDAQ has also informed the Company that it will file a Form 25-NSE with the Securities and Exchange Commission (the “SEC”) to remove the Company’s common stock from listing on NASDAQ. As previously disclosed, on June 14, 2016, the Company received a notice from NASDAQ indicating it was not in compliance with NASDAQ’s minimum Market Value of Listed Securities requirement under Listing Rule 5550(b)(2). The delisting is the result of the Company’s failure to regain compliance with this requirement. The Company will not appeal the NASDAQ staff’s determination to delist the Company’s common stock.
The Company has been advised by OTC Markets Group Inc. that its common stock will be immediately eligible for trading on the OTCQB marketplace effective with the open of business on December 23, 2016. The Company’s common stock will continue to trade under the symbol “VLTC”.

Forward-Looking Statements
Certain statements in this Current Report on Form 8-K constitute forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. Factors that could cause actual results to differ materially from the forward-looking statements include, without limitation, changes to the listing standards, requirements, policies or procedures of the NASDAQ Capital Market or the OTCQB marketplace, fluctuations in the Company’s general financial and operating results, changes in the Company’s liquidity and capital resources, fluctuations in the market price of the Company’s securities, changes in the capital markets, competition, or the commercial real estate investment business of the Company or such industry as a whole. Additional factors include but are not limited to those described under “Risk Factors” in our Annual Report on Form 10-K, as amended by Form 10-K/A, for the year ended December 31, 2015, and our subsequent Quarterly Reports on Form 10-Q, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our Annual Report on Form 10-K, as amended by Form 10-K/A, Forms 10-Q and other filings. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLTARI CORPORATION

Date: December 16, 2016	By:	/s/ Kenneth Goldmann
Kenneth Goldmann Chief Administrative and Accounting Officer